Exhibit 10.11
***TEXT OMITTED AND FILED SEPARATELY
CONFIDENTIAL TREATMENT REQUESTED
QUOTATION
Viaject™ [***]
Version 06
Biodel Inc.
(referred to as “Client”)
6 Christopher Columbus Avenue
Danbury, CT 06810
QTE-2005-0299
Date: September 13, 2005
Revised: December 20, 2005
CONFIDENTIAL
Pharmaceutical Technologies and
Services Biotechnology and Sterile
Life Sciences Group
Raleigh, North Carolina

QTE-2005-0299	Page 2 of 21
Executive Summary
Cardinal Health will manufacture Viaject™ [***] (“Product”) for Client as provided herein.
Section 1. Project Instructions
1.1	Project. For purposes of this Quotation, the products and services to be provided by Cardinal Health pursuant to this Quotation shall be the “Project.”
1.2	Project Instructions. The Project Instructions applicable to the Project (“Project Instructions”) are the following:
•	This Quotation,
•	Cardinal Health’s Standard Operating Procedures in effect at the Facility,
•	The Master Batch Record, as approved by both parties.
1.2	Specifications. The Specifications applicable to the Project shall be as set forth in the Project Instructions (“Specifications”).
Section 2. Scope of Work
2.1	Cardinal Health’s Responsibilities.
2.1.1	cGMP Facility. Cardinal Health will provide an establishment which is designed and built in accordance with applicable US laws, rules and regulations, including without limitation, applicable current Good Manufacturing Practices
2.1.2	Records. Cardinal Health will provide all administration, supervision and record keeping, as required by applicable law and in accordance with Cardinal Health’s standard operating procedures and practices.
2.1.3	Master Batch Record. Cardinal Health will provide labor and materials for preparation and approval of the Master Batch Record and any subsequent revisions thereto.
2.1.4	Materials. Cardinal Health will provide the following raw materials:
•	The following cGMP released components:
[***]
•	[***]

•	Vial labels: Standard Black and White Label

•	Carton: Standard Two Pack Carton

•	Standard Cardinal Health shippers.
8900 Capital Blvd. • Raleigh, North Carolina 27616
Direct: (919) 871-0607 • Facsimile: (919) 871-0309 • www.cardinal.com/pts
CONFIDENTIAL

[***]
•	[***]

•	Vial labels: Standard Black and White Label

•	Carton: Standard Two Pack Carton
•	Standard Cardinal Health shippers.
•	The following tested and released excipients:
•	[***]
2.1.5	API Receiving Tests. Cardinal Health will conduct the following API receiving tests in accordance with the test requirements, methods and specifications provided and/or approved by Client:

[***]
•	[***]
2.1.6	In Process Tests. Cardinal Health will conduct the following in process tests in accordance with the test requirements, methods and specifications provided and/or approved by Client:

[***]
2.1.7	Manufacture, Inspection and Packaging. Cardinal Health will provide manufacture, inspection and packaging, in accordance with a Master Batch Record approved by the parties, as follows:

[***]
2.1.8	Finished Product Tests. Cardinal Health will conduct the following finished Product tests in accordance with the test requirements, methods and specifications provided and/or approved by Client:

[***]
2.1.9	Cleaning. Following batch manufacture, Cardinal Health will clean the applicable Facilities and Equipment in accordance with Cardinal Health’s standard operating procedures.
2.1.10	Waste Disposal. Cardinal Health will engage a contractor to dispose of all Product related waste in accordance with applicable laws, rules and regulations.
2.1.11	Post-Manufacture Review. Following manufacture of the Product as provided above, Cardinal Health will review and approve the lot specific batch records prior to Client’s final release of product.
2.1.12	Batch Records. Cardinal Health will provide Client with a copy of each lot specific Batch Record.
2.1.13	Samples. Cardinal Health will maintain up to 10 retention samples, as requested by Client.
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CONFIDENTIAL

2.1.14	Validation Support. Cardinal Health will provide validation support as defined in the quotation below.
2.1.15	Storage. Cardinal Health will store the API and Product in accordance with storage specifications provided by Client. Cardinal Health will store finished Product for up to two (2) weeks following finished Product release by Cardinal Health. If Cardinal Health consents to store the Product for a longer period of time, Cardinal Health will charge storage fees in accordance with this Quotation and Client will be required to provide Cardinal Health with a letter confirming the following: (i) Client has made a fixed commitment to purchase such Product, (ii) risk of ownership for such Product passes to Client, (iii) such Product shall be on a bill and hold basis for legitimate business purposes, (iv) if no delivery date is determined at the time of billing, Cardinal Health shall have the right to ship the Product to Client within four months after billing, and (v) Client will be responsible for any decrease in market value of such Product that relates to factors and circumstances outside of Cardinal Health’s control.
2.1.16	Delivery. Cardinal Health will bulk pack the Product using standard Cardinal Health shippers. These shippers are not validated for Client Product. If requested by Client or if otherwise necessary, Cardinal Health will palletize the Product for delivery to Client or its designated recipient. All shipments shall be F.O.B. Cardinal Health’s shipping docks. If Client has not specifically designated a preferred carrier, Cardinal Health will select the carrier for shipment.
2.2	Client’s Responsibilities
2.2.1	Project Instructions. Client will:
•	Provide manufacturing instructions to enable Cardinal Health to prepare the master batch record.
•	Review and approve the master batch record and any subsequent revisions.
•	Provide test requirements, specifications, and methods as provided below.
2.2.2	Test Requirements, Methods & Specifications. Client will provide (i) test requirements, (ii) validated or reproducible analytical methods and related documentation, and (iii) applicable Specifications for the following:
•	API Receiving Tests
•	Raw Material Testing (as necessary)
•	In Process Testing
•	Finished Product Testing
2.2.3	Materials. Client will supply the following materials and items to Cardinal Health:
•	[***]
2.2.4	Safety Information. Client will provide all known safety information relating to the Product, API and other raw materials supplied by Client under this Quotation, including without limitation Material Safety Data Sheets (“MSDS”) applicable to each such item.
•	[***]
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2.2.5	Artwork. If Cardinal Health is labeling the Product, Client will provide approved artwork that meets all applicable regulatory requirements.
2.2.6	Samples. Client will maintain all retention samples and stability samples required by applicable laws, rules and regulations.

2.2.7	Cleaning. Client will provide cleaning methods.
Section 3. Pricing
3.1	Project Pricing. All of the pricing stated throughout this quotation is valid through [***].
Dedicated Equipment

[***] Life Sciences Activity	Estimated Price
[***]
[***]
[***]	$ [***]
Vendor Assessment Audit (does not include airfare, travel and per diem which will be charged at the actual expenses)
• Requirements Specification
• 21 CFR Assessment, if required
• [***]	$ [***]
Subtotal	$ TBD
[***]
Method Transfers and Validation*

[***] Life Sciences Activity	Price	Deliverable/Other Comments
[***]	$ [***]	Report
[***]	$ [***]	Report
[***]	$ [***]	Report
[***]	$ [***]	Report
[***]	$ [***]	Report
Subtotal	$ [***]
[***]
Project Initiation Costs

[***] Life Sciences Activity	Price	Deliverable/Other Comments
Creation of [***] and associated records per [***].	$ [***]	Approved documents
Includes:
• Master Batch Record
• Sample Schedule
• Analytical Methods and Specifications
• [***]
• Component Specifications
[***]	$ [***]	Approved documentation
[***] and Approvals	$ [***]
[***] and Approvals	$ [***]
Subtotal	$ [***]
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Direct: (919) 871-0607 • Facsimile: (919) 871-0309 • www.cardinal.com/pts
CONFIDENTIAL

[***]
Technology Transfer, [***]

[***] Life Sciences Activity	Price	Deliverable/Other Comments
[***] Batch(es)	$ [***]	[***]
Manufacture up to [***] of finished drug product.	Per batch
Includes:
• [***]
Process Validation: [***]	$ [***]
Includes:	$ [***]
[***]	$ [***]
$ [***]

[***]	$ [***]	[***]
$ [***]
$ [***]
$ [***]

[***]
Technology Transfer, [***]

[***] Life Sciences Activity	Price	Deliverable/Other Comments
	$ [***]	[***]
[***] Batch(es)
Manufacture up to [***] of finished drug product.
[***]	$ [***]	[***]
Process Validation: [***]	$ [***]
Includes	$ [***]
[***]	$ [***]
	$ [***]	[***]
$ [***]
$ [***]
$ [***]

Validations*

[***] Life Sciences Activity	Price	Deliverable/Other Comments
[***]	$ [***] per	[***]
formulation

$ [***]

$ [***]

$ [***]

[***], if required	$ [***]	Report
	$ [***]	Report
Includes:
• [***]
[***]	$ [***]	Report
Includes:
• [***]
[***]
[***], if required	$ [***]	Report
[***], if required	$ [***]	Report
Includes:
• [***]
[***], if required	$ [***]	Report
[***], if required	$ [***]	Report
[***], if required	$ [***]
*[***]
Regulatory

[***] Life Sciences Activity	Price	Deliverable/Other Comments
[***]	$ [***]	Report
$ [***]

Regulatory Assistance/Consulting		$[***] to $[***] per hour depending on the personnel utilized
[***] Studies
VIAJECTTM Release and [***] Study ([***])
Cardinal Health will perform release analysis and conduct a [***] study, including storage and analysis, on [***] lots of VIAJECTTM drug product [***]. It is assumed that the release analysis will constitute the initial interval of the [***] study.

[***]	[***]	Interval [***]
		[***]	[***]	[***]	[***]	[**]	[***]	[***]	[***]
[**]	—	[**]	—	—	—	—	—	—	—
[**]	[**]	—		[**]	[**]	[**]	[**]	[**]	[**]
	[**]	—	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	—	[**]	[**]	[**]	—	—	—	—
	[**]	—	[**]	[**]	[**]	—	—	—	—
[***]
Total Estimated [***] Study Cost ([***])

Interval	Activity	Estimated Cost ($)4
[***]	[***]	[***]
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CONFIDENTIAL

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
Total Estimated [***] Study Cost
([***])		[***]
VIAJECTTM [***] Study ([***])

[**]	[**]	Interval [**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	—	[**]	—	—	—	—	—	—	—
[**]	[**]	—	[***]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	—	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[***]
Total Estimated [***] Study Costs

Corresponding [***] Interval at which the [***] Studies are	Total [***] Studies Cost
Initiated	([***]) ($)[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Estimated Cost for [***] Studies ([***])	[***]
Ad Hoc Analyses Costs

Activity	Cost per Analysis
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***] for the first sample/[***] or each additional sample
[***]	[***]for first sample/[***] or each additional sample
[***]	[***]
[***]	[***]
[***]	[***]
8900 Capital Blvd. • Raleigh, North Carolina 27616
Direct: (919) 871-0607 • Facsimile: (919) 871-0309 • www.cardinal.com/pts
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[***]
VIAJECT™ [***] Study ([***]; Controlled and Exposed Samples)

Storage Condition	Interval [***]
	[***]	[***]
[***]	[***]	—
[***]	—	[***]
[***]
Total Estimated [***] Study Cost ([***])

Interval	Activity	Estimated Cost
[***]	—	—
[***]	[***]	[***]
[***]		[***]
Total Estimated [***] Study Cost ([***])		[***]
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Additional Fees

Activity	Price
Out-of-Specification Investigations	Cardinal Health will conduct Out-of-specification (OOS) investigations, without prior approval from the Client. All OOS investigations will be reviewed and approved by the Client and Cardinal Health. If an OOS investigation indicates that Cardinal Health is responsible for the OOS result, Cardinal Health will not charge Client for the investigation cost. If an OOS investigation does not indicate that Cardinal Health is responsible for the assignable cause of an OOS result, the cost of the investigation will be invoiced to Client at $[***]/hour.

Consulting/Assistance of development, technical and engineering staff including, but not limited to Product manufacture support, telephone consultation and meetings.	Billed at $[***] to $[***] per hour depending on the person involved, plus materials.

Cardinal Health’s reasonable travel costs will be billed at Cardinal Health’s actual cost and shall include airfare, hotel, transportation, and per diem.	To Be Determined, per trip

Miscellaneous Dedicated Equipment & Supplies — Tanks, HPLC Columns, etc. if required	Vendor cost to Cardinal Health plus shipping, handling and [***] handling fee.

Shipping	All Product and samples are shipped FOB Cardinal Health’s WAREHOUSE.

Product Storage	[***]

Charges for Cancellation or Postponement of Batch Manufacture	The Fee for cancellation or postponement of a batch shall be the greater of (i) total time and materials expended up to date of cancellation or postponement or (ii) a percentage of the total batch fee as follows:

Notification prior to fill date
as agreed by both parties	Percentage of batch fee
30 to 60 days	[***]
15 to 29 days	[***]
8 to 14 days	[***]
Less than 8 days	[***]

Client will not be allowed to postpone a batch more than 30 days prior to filling the batch.

Charges for Cancellation or Postponement of services other than Batch Manufacture	[***]
3.2	Revisions to Pricing. In addition to any reasons for price changes expressly set forth in Exhibit 1, Cardinal Health may revise the prices provided in this Quotation if reasonably unforeseeable circumstances affect the work required to complete the Project. Cardinal Health will notify Client immediately if the costs to complete the Project exceed the prices stated in this Quotation. Cardinal Health will not commence work involving charges in
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CONFIDENTIAL

excess of those stated in this Quotation without Client approval unless such advance notice was not possible due to the circumstances.
Section 4. Scheduling Policy
Cardinal Health will work closely with you to ensure that your requirements are met; however, in order for Cardinal Health to maintain a smooth R&D/Manufacturing schedule, and offer maximum flexibility to our Clients without punitive fees, Cardinal Health adheres to the Scheduling Policy set forth in this Section.
Cardinal Health will not confirm a manufacture date or project start date until Cardinal Health receives the signed Proposal Acceptance Sheet attached to this Quotation, and a Purchase Order referring to this Quotation. In the event Cardinal Health does schedule a manufacture date or project start date without a signed Proposal Acceptance Sheet or Purchase Order, Cardinal Health may reschedule the manufacture start date or Project Start Date without notice to the Client.
IMPORTANT: Client must also provide the information or take the actions, as appropriate, specified in the following chart, by the time specified in the chart:
Action Item Table — Items outlined below assume a finalized project scope and plan as agreed upon by both Cardinal Health and Client.

Action Items	Due Date
Client provide Cardinal Health with signed Proposal Acceptance Sheet and Purchase Order	Prior to scheduling the manufacture start date or project start date
[***]	[***]
[***]	[***]
[***]	[***]
Client provide all information required to manufacture the product	6 weeks prior to the scheduled manufacture date
Such information shall include, but not be limited to:
• Manufacturing Instructions
• Raw Material, In-process and finished product test tests, methods, and specifications
• MSDS
• Cleaning procedures
• Shipping procedures
HPLC Columns, Standard, API or raw material samples for method transfer	6 weeks prior to the scheduled manufacture date
Client provide dedicated, process specific or other equipment required for development or manufacture	TBD with project manager
Client provide as applicable, API, raw materials, components, Certificates of Analysis, HPLC columns, standards and related items as specified in the Scope of Work	6 weeks prior to manufacture start date
Cardinal Health to complete methods transfer and validation	[***]
Cardinal Health to provide client Master Batch Record for Review	4 weeks prior to scheduled manufacture date
Client to review Master Batch Record and comment	3 weeks prior to scheduled manufacture date
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Action Items	Due Date
Client to provide sample requirements	2 weeks prior to scheduled manufacture date
Client to approve Master Batch Record, and all subsequent revisions	At least 2 weeks prior to manufacture start date or project start date
Client to approve art work for labeling and packaging	4 weeks prior to scheduled manufacture date
Client to approve Packaging Batch Record	1 week prior to product manufacture
Client to provide shipping instructions (destination)	2 weeks after lot manufacture
The time frames provided in the Action Item Table are necessary to ensure that all departments are properly informed and trained regarding their responsibilities for the Project. Client’s failure to complete any of the Action Items by the Due Date specified in the Action Item Table will result in a rescheduling of the manufacture start date or project start date by at least the number of days by which Client was late in completing the action item. In addition, certain delays may result in additional charges as determined in the discretion of Cardinal Health.
Cardinal Health’s R&D/Manufacturing schedule is necessarily complex, and Cardinal Health reserves the right to change the schedule to permit maximum utilization of its facilities. Should scheduling changes be necessary, you will be notified immediately by your project manager or coordinator.
Section 5. Terms and Conditions
5.1	Standard Terms and Conditions. The Standard Terms and Conditions attached to this Quotation as Exhibit 1 are an integral part of this Quotation and are incorporated herein by reference. In the event of a conflict between the terms of this Quotation and the attached Standard Terms and Conditions, the Standard Terms and Conditions shall govern. In the event of a conflict between the terms and conditions of this Quotation and any purchase order or other documentation submitted by Client, this Quotation shall govern.
5.2	Invoicing and Payment Terms. Cardinal Health will invoice for batch manufacture upon the earlier of (i) release of the batch by Cardinal Health, or (ii) thirty-five (35) days following shipment of samples to a third party for testing, if test results are not completed by such time. For all work other than batch manufacture, Cardinal Health will invoice upon completion of the work, unless the work is to take longer than four weeks, in which case, Cardinal Health will invoice on a monthly basis for work performed in the preceding month. Client shall pay each invoice within 45 days of receipt.

5.3	Initial Batches. [***]
5.4	Unlabeled Product. If Cardinal Health is to provide Client with Product which is not labeled, Client represents and warrants that it will comply with all applicable regulations, including without limitation 21 CFR § 201.150.
5.5	Termination. Client may terminate this Quotation upon 15 days notice, subject to payment of any cancellation fees as provided in Section 3. Either party may terminate this Quotation: (i) effective upon sixty (60) days prior written notice to the other party, if the other party commits a material breach of this Quotation and fails to cure such breach by the end of such sixty (60) day period; provided, however, that failure to pay amounts due under this Quotation within fifteen (15) days after such payments are due shall
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constitute cause for immediate termination of this Quotation, or at Cardinal Health’s discretion, Cardinal Health shall be relieved of any further obligation to perform under this Quotation until all outstanding payments are brought current, or (ii) effective upon written notice to the other party, if the other party becomes insolvent or admits in writing its inability to pay its debts as they become due, files a petition for bankruptcy, makes an assignment for the benefit of its creditors or has a receiver, trustee or other court officer appointed for its properties or assets.
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Project Approval and Authorization
Completion of this Project Approval and Authorization page signifies the Client’s acceptance of this Quotation and the terms and conditions, including without limitation the Standard Terms and Conditions attached to this Quotation as Exhibit 1. If you have not received a copy of the Standard Terms and Conditions, please request a copy as they are an integral part of this Quotation.

Biodel Inc.	Cardinal Health PTS, LLC

/s/ Solomon S. Steiner	/s/ Charles M. Proby

Signature	Signature

Solomon S. Steiner	Charles M. Proby

Printed Name	Printed Name

Chairman and CEO	Vice President, Business Development

Title	Title

December 31, 2005	December 1, 2005

Date	Date
PLEASE NOTE: The Acceptance Sheet must be signed by Client and delivered to Cardinal Health along with a Purchase Order before Cardinal Health will schedule services and allocate resources. If the Acceptance Sheet is incomplete when submitted (i.e., Accounts Payable contract information, required payment or approval signature, etc.), and/or a Purchase Order is not submitted, delays in scheduling will result.
All invoicing is to be sent directly to:

Name:

Department:

Telephone No.:

Address:

Preferred Initial Payment Method (✓): ☐ Check Enclosed      ☐ Wire Transfer
Any modifications of this Quotation must be made with an approved Change Order.

Mail or fax the proposal acceptance sheet to: Manufacturing	Cardinal Health PTS, LLC — Contract
Attention: Renée Toy
4401 Alexander Blvd. NE
Albuquerque, NM 87107
(505) 923-1431 (fax)
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Wire payment to:		Overnight mail payment to:	Regular mail payment to:
Bank: City/State: ABA #: Account #: FBO: Ref:	First Union Bank Charlotte, NC 053000219 2000002932213 Cardinal Health, Inc. Cardinal Health PTS, LLC	PNC Bank 1200 E. Campbell Road Box #676457 Richardson, TX 75081 505-923-1251 (phone)	Cardinal Health PTS, LLC P.O. Box 676457 Dallas, TX 75267-6457
A. Quotation Expiration. This Quotation is valid for thirty (30) days from the date of the Quotation, unless extended by Cardinal Health.
B. Audits. Client may conduct one quality assurance facility audit per year at no cost. Additional audits will be invoiced separately at the current rate for such services.
C. Regulatory Inspections. Cardinal Health will promptly notify Client of any regulatory inspections directly relating to the Project and/or any facility in which the Product is manufactured, which is likely to impact the Product. Client accepts reasonable and documented costs charged by a regulatory authority for inspections directly related to the Project.
D. Price Changes. Cardinal Health may revise the prices provided in this Quotation if (i) Client’s requirements or any Client-provided information is inaccurate or incomplete, (ii) Client revises Cardinal Health’s responsibilities, the Specifications, the Project Instructions, procedures, assumptions, processes, test protocols, test methods or analytical requirements, to the extent applicable to the Project, or (iii) for such other reasons set forth in the Quotation. No increase in price shall be effective until approved by Client in writing.
E. Payments. Cardinal Health will invoice Client as set forth in the Quotation. Cardinal Health charges a late payment fee of 1 1/2% per month for undisputed payments not received within forty-five (45) days after receipt of Cardinal Health’s invoice. Failure to bill for interest due shall not be a waiver of Cardinal Health’s right to charge interest. Client shall pay Cardinal Health for each order within forty-five (45) days after receipt of Cardinal Health’s invoice. Cardinal Health will issue invoices upon release by Cardinal Health.
F. Taxes. Client will pay any sales, use or any like tax (excluding taxes based on income) required to be collected by Cardinal Health from Client by any tax jurisdiction arising from the transfer of the Product to Client.
G. Hazardous Materials. Client warrants to Cardinal Health that no specific safe handling instructions are applicable to any substance or material provided by Client to Cardinal Health, except as disclosed to Cardinal Health in writing by the Client in sufficient time for review and training by Cardinal Health prior to delivery. Where appropriate or required by law, Client will provide a Material Safety Data Sheet for all Client-provided materials, finished Product, and reference standards.
H. Shipment. Unless otherwise specified in the Quotation, all product, raw materials and components shipped by Cardinal Health are delivered F.O.B. Cardinal Health’s facilities. Client shall make all arrangements, including arrangements for insurance and payment terms, with a carrier to transport items from Cardinal Health’s facility under this Agreement. All Products shall be deemed delivered and subject to Client’s dominion and control when placed in the possession of the carrier, packed and ready for shipment. Except as provided in Section I, all risk of loss or damage to the Products from any cause whatsoever shall be borne by Cardinal Health until delivery of the Products to, and acceptance by, the carrier at the FOB point, at which time title and risk of loss shall transfer to Client. Cardinal Health shall cooperate with Client in the
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documentation and proof of loss claims promptly presented by Client to the appropriate carrier and/or insurer. Cardinal Health will pack and ship Products in accordance with the Specifications. Costs of packing for shipments of Products made under this Quotation are included in the agreed prices.
I.A. Limitations of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES, WHETHER OR NOT FORESEEABLE, ARISING FROM THE PROJECT OR THIS QUOTATION; provided, that nothing contained herein shall limit Cardinal Health’s or Client’s obligation to indemnify the other Party under Section N for actions brought by third parties, even if such actions include claims by third parties for special, consequential, indirect, incidental or punitive damages.
I.B. EXCEPT TO THE EXTENT CAUSED BY CARDINAL HEALTH’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, CARDINAL HEALTH’S TOTAL LIABILITY UNDER THIS QUOTATION FOR ANY AND ALL CLAIMS FOR LOST, DAMAGED, OR DESTROYED API OR CLIENT-SUPPLIED MATERIALS WHETHER OR NOT SUCH API OR CLIENT-SUPPLIED MATERIALS ARE INCORPORATED INTO FINISHED PRODUCT SHALL NOT EXCEED $ [***] PER OCCURRENCE.
IC. EXCEPT TO THE EXTENT CAUSED BY CARDINAL HEALTH’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, CARDINAL HEALTH’S TOTAL CUMULATIVE LIABILITY UNDER THIS QUOTATION FOR LOSSES ARISING DURING ANY CONTRACT YEAR SHALL IN NO EVENT EXCEED THE TOTAL FEES PAID UNDER THIS QUOTATION BY CLIENT DURING SUCH CONTRACT YEAR.
J.A. Confidentiality. All information and materials disclosed or provided by a party in connection with this Quotation shall be confidential information, unless such information is (1) already known to the receiving party, as evidenced by written records; (2) independently developed or discovered by the receiving party without the use of the disclosing party’s confidential information, as evidenced by written records; (3) in the public domain other than through the fault of the receiving party; or (4) disclosed to the receiving party by a third party not in breach of a duty of confidentiality owed to the disclosing party. Neither party shall, without the other party’s prior written consent, use the confidential information of the other party or disclose such information to anyone other than employees of the receiving party or its affiliated entities who require such information to perform such party’s obligations under this Quotation. Notwithstanding the foregoing, either party may disclose any Confidential Information of the other party to the extent such Confidential Information is required to be disclosed by law, or court or administrative order; provided, that the receiving party first gives prompt notice thereof to the disclosing party and a reasonable opportunity to contest such disclosure. This undertaking shall survive for 7 years following termination of this Quotation. Each party hereby acknowledges and agrees that in the event of its breach of this Quotation, including, without limitation, the actual or threatened disclosure of the disclosing party’s Confidential Information without the prior express written consent of the disclosing party, the disclosing party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for, such injury. Accordingly, each party hereby agrees that the disclosing party shall be entitled to specific performance of the receiving party’s obligations under Sections JA, JB and JC, as well as such further injunctive relief (without need to post a bond) as may be granted by a court of competent jurisdiction.
JB. Further Exception. Notwithstanding the foregoing, a party may disclose Confidential Information of the other party (a) to its attorneys, accountants and other professional advisors under an obligation of confidentiality to the other party, (b) to banks or other financial institutions or venture capital sources for the purpose of raising capital or borrowing money or maintaining

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compliance with agreements, arrangements and understandings relating thereto, provided that such party uses good faith efforts to obtain an agreement to maintain such information in confidentiality and only discloses those limited pieces of Confidential Information which are required to be disclosed for such purposes, and (c) to any person who proposes to purchase or otherwise succeed (by merger, operation of law or otherwise) to all of a party’s right, title and interest in, to and under this Quotation, if such person agrees to maintain the confidentiality of such Confidential Information pursuant to a written agreement in form and substance reasonably satisfactory to the parties. The standard of care required to be observed hereunder shall be not less than the degree of care which a party uses to protect its own information of a confidential nature.
JC. Non-Use of Names. Neither party shall use the name of the other party nor the name of any of Affiliates or employees of such other party, nor any adaptation thereof, in any press release, advertising, promotional or sales literature without the prior written consent of such other party in each case.
K.A. Intellectual Property. All Cardinal Health Materials, including without limitation, all improvements, developments, derivatives or modifications to the Cardinal Health Materials, shall be owned exclusively by Cardinal Health. All Client Materials, including, without limitation, all improvements, developments, derivatives or modifications to the Client Materials shall be owned exclusively by Client. For purposes hereof, “Cardinal Health Materials” means all Cardinal Health proprietary information, intellectual property, and developments, including without limitation, all patents, patent applications, know-how, inventions, designs, concepts, improvements, technical information, manuals, instructions or specifications, which are owned, licensed or used by Cardinal Health in developing, formulating, manufacturing, filling, processing (sterile or non-sterile), packaging, analysis or testing pharmaceutical products and the packaging equipment, processes or methods of packaging, or any improvements to any of the foregoing. For purposes hereof, “Client Materials” means all proprietary information, intellectual property, and developments, including without limitation, all patents, patent applications, know-how, inventions, designs, concepts, improvements, technical information, manuals, instructions or specifications, which are owned, licensed or used by Client relating to Client’s Product or the formulation thereof. Notwithstanding the foregoing, any improvements or modifications that are specific to the Products and/or the processes or methods for the manufacture of the Products and the intellectual property relating thereto that are discovered or developed by Cardinal Health and/or Client in the performance of the Project shall be owned solely by Client. Cardinal Health shall hold all such improvements and modifications in confidence for Client’s sole benefit in the development and/or the operation of manufacturing processes with respect to the Products. Cardinal Health shall disclose to Client and receive the approval of Client with respect to all such improvements or modifications developed by Cardinal Health. For the avoidance of doubt, Cardinal Health shall own developments (and related intellectual property) in the manufacturing processes, systems or methods used by Cardinal Health to manufacture Products under this Quotation made by Cardinal Health in the performance of the Project that have applicability to the Product or Project but that have applicability to other products as well; provided Cardinal Health hereby grants to Client and its designated contract manufacturers a non-exclusive, world-wide, royalty-free, non-revocable license under such developments and related intellectual property to make, use and sell the Products, this license to survive termination of this Quotation. Cardinal Health shall have no right or license to use any intellectual property relating to the Products at any time before, during or after the term of this Quotation, except as necessary for the manufacture, processing, packaging and supply of the Products to Client hereunder. To the extent that the manufacture of the Products by a third party using manufacturing processes, systems or methods used by Cardinal Health to manufacture Products under this Quotation would infringe any intellectual property of Cardinal Health, Cardinal Health hereby grants to Client and its designated contract manufacturers a non-exclusive, world-wide, royalty-free, non-
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revocable license under such intellectual property to make, use and sell the Products, this license to survive termination of this Quotation.
KB. Reproduction of Trademarks. In connection with Cardinal Health’s performance of this Quotation, Client hereby grants Cardinal Health the right to reproduce and print on the Products Client trademarks, trade dress and/or trade names of any such Products which Client may designate in writing from time to time, in accordance with trademark usage guidelines set forth in the Specifications or otherwise provided by Client. Samples of all such uses of such trademarks and/or trade names on any Products or Products packaging shall be submitted to Client for its written approval prior to production. The permission granted herein is restricted to the Products supplied under this Quotation and extends only for the term of this Quotation.
KC. Cardinal Health’s Limited Rights to Use. Nothing set forth in this Quotation shall be construed to grant to Cardinal Health any title, right or interest in or to any intellectual property owned by Client, or any of its affiliates, or to which Client, or any of its affiliates, may have rights. Cardinal Health’s use of such intellectual property shall be limited exclusively to its performance of this Quotation.
L. Warranties. Cardinal Health represents and warrants to Client (a) that Products supplied to Client, pursuant to this Quotation shall be free of any lien, charge, encumbrance and interest of any nature whatsoever of any third party, and (b) that Cardinal Health will perform the Project and manufacture the Product in accordance with the Specifications, Project Instructions and United States current Good Manufacturing Practices or current Good Laboratory Practices, as applicable. THE WARRANTIES SET FORTH IN THE QUOTATION AND THESE STANDARD TERMS AND CONDITIONS ARE THE SOLE AND EXCLUSIVE WARRANTIES MADE BY CARDINAL HEALTH TO CLIENT AND THERE ARE NO OTHER WARRANTIES, REPRESENTATIONS OR GUARANTEES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, REGARDING THE PRODUCTS OR PROJECT, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.
M. Client Obligations. Unless otherwise agreed to by the parties in writing, Client is solely responsible to (i) provide complete and accurate scientific data regarding the Project, (ii) if applicable, review and approve all in-process and finished product test results to ensure conformity of such results with the product Specifications, regardless of which party is responsible for finished product release, (iii) prepare all submissions to regulatory authorities, and (iv) perform such other obligations of Client set forth in the Quotation.
N.A. Client Indemnification. Client will indemnify and hold harmless Cardinal Health, its affiliates and their officers, directors, agents and employees (each a “Cardinal Health Indemnified Party”) against any losses incurred by a Cardinal Health Indemnified Party in connection with any suit, demand or action by any third party arising out of (a) actual or alleged damage to property or injury or death occurring to any person arising out of possession or use by any person of any Product, (b) the promotion, or marketing of the Product, (d) negligence or willful misconduct of Client, (e) breach of this Quotation by Client, or (f) use of any intellectual property provided by Client to Cardinal Health for performance of this Quotation, except to the extent that any such losses are due to the gross negligence or intentional misconduct of a Cardinal Health Indemnified Party or breach of this Quotation by a Cardinal Health Indemnified Party.
NB. Cardinal Health Indemnification. Cardinal Health will indemnify and hold harmless Client, its affiliates and their officers, directors, agents and employees (each a “Client Indemnified Party”) against any losses incurred by a Client Indemnified Party in connection with any suit, demand or action by any third party arising out of (a) any negligence or willful misconduct by Cardinal
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Health, or (b) Cardinal Health’s breach of this Quotation, except to the extent that any such losses are due to the gross negligence or intentional misconduct of a Client Indemnified Party or breach of this Quotation by a Client Indemnified Party.
NC. Procedure. Any person that may be entitled to indemnification under this Quotation (an “Indemnified Party”) shall give written notice to the person obligated to indemnify it (an “Indemnifying Party”) with reasonable promptness upon becoming aware of any claim or other facts upon which a claim for indemnification will be based; the notice shall set forth such information with respect thereto as is then reasonably available to the Indemnified Party. The Indemnifying Party shall have the right to undertake the defense of any such claim asserted by a third party with counsel reasonably satisfactory to the Indemnified Party and the Indemnified Party shall cooperate in such defense and make available all records, materials and witnesses reasonably requested by the Indemnifying Party in connection therewith at the Indemnifying Party’s expense. If the Indemnifying Party shall have assumed the defense of the claim with counsel reasonably satisfactory to the Indemnified Party, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses (other than for reasonable costs of investigation) subsequently incurred by the Indemnified Party in connection with the defense thereof. The Indemnifying Party shall not be liable for any claim settled without its consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall obtain the written consent of the Indemnified Party prior to ceasing to defend, settling or otherwise disposing of any claim. In no event shall Cardinal Health institute, settle or otherwise resolve any claim or potential claim, action or proceeding relating to any trademarks or other intellectual property rights of Client without the prior written consent of Client. The indemnification obligations set forth in this Section N shall survive the expiration or termination of this Quotation.
O. [RESERVED]
P. Force Majeure. Neither party will be liable for any failure to perform or for delay in performance resulting from any cause beyond its reasonable control, including without limitation, acts of God, fires, floods, or weather; strikes or lockouts, factory shutdowns, embargoes, wars, hostilities or riots, shortages in transportation; provided, however, that if Cardinal Health cannot complete an order within ninety (90) days due to any such cause, Client may terminate this Quotation without liability to Cardinal Health and further provided, however, that the Party claiming that “force majeure” has affected its performance shall give timely notice to the other Party of becoming aware of the occurrence of force majeure, giving full particulars of the cause or event and the date of first occurrence thereof. The Party claiming “force majeure” shall use commercially reasonable efforts to eliminate or prevent the cause so as to continue performing its obligations under this Quotation.
Q. Use and Disposal. Client represents and warrants to Cardinal Health that Client will hold, use and/or dispose of Product and materials provided by Cardinal Health in accordance with all applicable laws, rules and regulations.
R. Record Retention. Unless the parties otherwise agree in writing, Cardinal Health will retain batch, laboratory and other technical records for the minimum period required by applicable law.
S. Independent Contractor. It is expressly agreed that Cardinal Health and Client shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency.
T. Publicity. Neither party will make any press release or public disclosure regarding this Quotation or the transactions contemplated hereby without the other party’s express prior written
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consent, except as required by applicable law or by any governmental agency, in which case the party required to make the press release or public disclosure shall use commercially reasonable efforts to obtain the approval of the other party as to the form, nature and extent of the press release or public disclosure prior to making the public disclosure.
U. Authority. Client grants Cardinal Health full authority to use any Client supplied materials or substances. Client and Cardinal Health each represent and warrant that it has taken all necessary action on its part to authorize the execution and delivery of this Quotation and this Quotation has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.
V. Amendment & Precedence. Except for any confidentiality agreement that shall continue to govern disclosures made pursuant thereto, this Quotation constitutes the entire agreement of the parties related to the Project and may not be modified without the other party’s prior written consent. These Standard Terms and Conditions supercede any conflicting terms and conditions set forth in the Quotation. Any previous written acknowledgement, statement or prior understanding between the parties related to the Project is superceded by this Quotation.
W. Dispute Resolution. Notwithstanding the place where this Quotation may be executed by any of the parties hereto, all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles. If a dispute arises between the parties in connection with this Quotation, the respective presidents or Senior Executives of Cardinal Health and Client shall first attempt to resolve the dispute. If such parties cannot resolve the dispute, such Dispute shall be resolved in New York City by binding arbitration in accordance with the then existing commercial arbitration rules of The CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, NY 10017.
X. Survival. Cardinal Health shall use commercially reasonable efforts to return raw materials in inventory to its suppliers; any raw materials that Cardinal Health cannot return or which Cardinal Health cannot use in other products shall be purchased by Client from Cardinal Health at Cardinal Health’s cost. Client shall also reimburse Cardinal Health for any restocking charges paid by Cardinal Health on account of any returned raw materials. Client shall remove such inventories of products and raw materials and all packaging, molds and tooling and other Client’s property in its possession or control of Cardinal Health at its own cost and expense within thirty (30) days following termination. The provisions of this Section X are in addition to any other rights or remedies of Client under this Quotation or available under applicable law. The provisions of these Standard Terms and Conditions relating to confidentiality, intellectual property, limitations of liability, publicity, non-use of names, indemnity and dispute resolution shall survive termination or expiration of this Quotation.
Y. Assignment. Neither Party shall assign this Quotation in whole or in part without prior written consent of the other party; except that either party without prior written consent of the other party may assign this Quotation in connection with the sale or other disposition of all or substantially all of its business and assets related to this Quotation. Cardinal Health shall not delegate, transfer, convey, assign, subcontract or pledge any of its rights or obligations under this Quotation to any other person, firm, or corporation without the prior written consent of Client which consent will not be unreasonably withheld or delayed.
Z. No Waiver. The failure of either Party to terminate this Quotation by reason of the breach of any of its provisions by the other Party, or the failure to exercise any other rights or remedies
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under this Quotation, will not be construed as a waiver of the rights or remedies available for any subsequent breach of the terms and provisions of this Quotation.
AA. Severability. The provisions of this Quotation are severable, and the invalidity of any provision shall not affect; the validity of any other provision.
BB. Expenses. Unless otherwise provided herein, all costs and expenses incurred in connection with this Quotation and the transactions contemplated hereby shall be paid by the party that shall have incurred the same and the other party shall have no liability relating thereto.
CC. FDA Cooperation. Client shall own all documents related to the Products filed by Cardinal Health with the FDA or other regulatory agencies and Client shall be entitled to make reference to all documents related to the Products and filed by Cardinal Health with the FDA or other regulatory agencies. The provisions of this Section CC shall survive the termination or expiration of this Quotation.
DD. Legal and Regulatory Filings and Requests. Cardinal Health and Client shall cooperate and be diligent in responding to all requests for information from, and in making all required filings with, regulatory authorities having jurisdiction to make such requests or require such filings. Cardinal Health shall obtain and comply in all material respects with all licenses, consents, permits and regulations that may from time to time be required by appropriate legal and regulatory authorities with respect the performance of its obligations hereunder.
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